                                                                EXHIBIT 10.7.2
                                                                  CONFIDENTIAL

[XXXXXX]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                               FIRST ADDENDUM TO
                    JOINT DEVELOPMENT AND LICENSE AGREEMENT

THIS IS A FIRST ADDENDUM TO THAT CERTAIN JOINT DEVELOPMENT AND LICENSE AGREEMENT DATED AUGUST 20, 1993, (the "Original Agreement") among Nintendo Co., Ltd. ("NCL"), Nintendo of America Inc. ("NOA")(NCL and NOA are collectively referred to as "Company"), Silicon Graphics, Inc., and MIPS Technologies, Inc. (collectively referred to as "SGI").

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. The definitions in the Original Agreement are hereby
   -----------
incorporated by reference in this FIRST ADDENDUM.

2. Budget. SGI has advised the Company that the budget for SGI's work under the
   ------
Development Plan is XXXXXX (the "Budget"). The Budget represents SGI's good faith calculation of its actual costs to complete its work under the Development Plan which includes, but is not limited to, SGI's costs of personnel resources, equipment costs for experimentation, development and CAD tools. The Budget is stated as a flat fee (fixed fee) for the completion of SGI's work under the Development Plan. Company hereby accepts the Budget and shall make payment to SGI in accordance with Schedule B. SGI acknowledges that the Company has already paid XXXXXXX of the Budget.

3. Development Plan. The parties agree to the Development Plan set forth on
   ----------------
Schedule A. The parties acknowledge that Section 4.4 of the Original Agreement requires that the parties use "reasonable efforts" to develop the Developed Technology substantially in accordance with the Development Plan attached as Schedule A, or any revised Development Plan agreed upon by the parties, including any applicable target dates.

Except as set forth herein, the Original Agreement is hereby ratified and confirmed.

     NINTENDO CO., LTD.             NINTENDO OF AMERICA INC.

     By: /s/ Mr. Hiroshi Yamauchi   By: /s/ Mr. Minoru Arakawa
         _________________              ________________________
          Mr. Hiroshi Yamauchi           Mr. Minoru Arakawa
          President                      President
          February 4, 1994               February 5th, 1994

     SILICON GRAPHICS, INC.         MIPS TECHNOLOGIES, INC.

     By /s/ Wei Yen                 By: /s/ Wei Yen
        ____________________            ______________________
     Name: Wei Yen                       Name: Wei Yen
     Title: Senior Vice President        Title: Chairman of the Board
     February 4 , 1994                   February 4 , 1994

Attachments:   Schedules A, A-1, and B.

    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                   (7 pages of Schedule A have been redacted)
                   (4 pages of Schedule A1 have been redacted)

                                   SCHEDULE B




DEVELOPMENT FEE                ADVANCE           TOTAL             TO BE PAID
                               ROYALTY                                 ON


1.  XXXXXX                      XXXXXX          XXXXXX       Already Paid

2.  XXXXXX                      XXXXXX          XXXXXX       February 8, 1994

3.  XXXXXX                      XXXXXX          XXXXXX       May 1, 1994

4.  XXXXXX                      XXXXXX          XXXXXX       August 1, 1994

5.  XXXXXX                      XXXXXX          XXXXXX       November 1, 1994

6.  XXXXXX                      XXXXXX          XXXXXX       February 1, 1995

7.  XXXXXX                      XXXXXX          XXXXXX       May 1, 1995
    ------                      ------          ------

TOTAL: XXXXXX                   XXXXXX*         XXXXXX

   *NCL will make XXXXXX withholding on the advance royalty, so only XXXXXX will be received by SGI.


[XXXXXX]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.